NYSE:SRC NYSE:SRC FACT SHEET Haggen Transaction Master Lease Resolution Revised November 30, 2015 Haggen – Laguna Beach, CA

NYSE:SRC NYSE:SRC INFORMATION 2FACT SHEET – HAGGEN TRANSACTION | NOVEMBER 30, 2015 Tenant: Haggen Operation Holdings, LLC – Headquartered in Bellingham, Washington. Haggen Food & Pharmacy is the largest independent grocery retailer in the Pacific Northwest. As of September 8, 2015, Haggen operated 164 stores throughout Washington, Oregon, southern California, Nevada and Arizona. Transaction Summary: Spirit acquired 20 stores from Haggen in a sale-leaseback transaction for $224 million, or approximately $221 per square foot at an initial cash yield of approximately 7.5%. Spirit executed a purchase and sale agreement in December 2014, and subsequently acquired the properties in a series of closings during the first and second quarters of 2015. These acquisitions led to Haggen becoming one of Spirit’s top tenants at the end of the second quarter of 2015. 1. 450 N. Wilbur Ave., Walla Walla, WA 99362 2. 114. E Lauridsen Blvd., Port Angeles, WA 98632 3. 2222 NW Bucklin Hill Road, Silverdale, WA 98383 4. 19881 Highway 2, Monroe, WA 98272 5. 4300 NE 4th Street, Renton, WA 98059 6. 3075 Hilyard St., Eugene, OR 97405 7. 16200 SW Pacific Hwy., Tigard, OR 97224 8. 14300 SW Barrows Rd., Tigard, OR 97223 9. 16199 Boones Ferry Rd., Lake Oswego, OR 97035 10. 5038 W. Avenue N., Palmdale, CA 93551 11. 1500 N. H Street, Lompoc, CA 93436 12. 8200 El Camino Real, Atascadero, CA 93422 13. 7900 White Lane, Bakersfield, CA 93309 14. 30922 S. Pacific Coast Highway, Laguna Beach, CA 92651 15. 13439 Camino Canada, El Cajon, CA 92021 16. 7660 El Camino Real, Carlsbad, CA 92009 17. 360 E. H Street, Chula Vista, CA 91910 18. 5770 Lindero Canyon Rd., Westlake Village, CA 91362 19. 820 S. Rampart Blvd., Las Vegas, NV 89145 20. 11475 E. Via Linda, Scottsdale, AZ 85259 Original Lease Structure: The 20 assets were leased on a triple net basis under a single, 20-year master lease, which provided for 2% annual rent increases. Current Status: Haggen Holdings, LLC, the guarantor under our lease, filed a petition for relief under Chapter 11 bankruptcy on September 8, 2015 under which Haggen Operations Holdings, LLC, the tenant under our lease, is a co-debtor.

NYSE:SRC NYSE:SRC QUESTIONS & ANSWERS 3 Q: Did Haggen accept, reject, or negotiate Spirit's Master Lease? A: Haggen and Spirit elected to negotiate and restructure the Master Lease in a comprehensive Settlement Agreement approved by the bankruptcy court through an order entered on November 25, 2015. Q: What does the 20 store master lease look like post- restructure? A: • 2 stores will be leased by Gelson’s Marketplace, LLC on terms substantially consistent with the Master Lease. • 5 stores will be leased to Smart and Final Stores, LLC on terms substantially consistent with the Master Lease. • 2 stores will be leased to Albertson's LLC on terms substantially consistent with the Master Lease. • 5 stores have been assumed by the Debtor under an amended Master Lease, which are being marketed as part of a 32-store portfolio. • 6 rejected stores will be marketed for lease or sale by Spirit. Q: What was the significance of the Debtor assigning rents that Spirit believed were below market? A: Spirt believes the rents that the Debtor independently allocated to the 20 stores in the Master Lease, without Spirit’s consent, during the Debtor’s marketing process was a significant factor in the 6 stores not being assumed through the bankruptcy auction. Spirit believes the negotiated Settlement Agreement as approved by the court fairly compensates them for this issue, and Spirit now holds the ability to relet or sell the 6 stores that were not re-tenanted in the bankruptcy. Spirit has received a considerable number of inquiries with respect to these stores, and plans on marketing the stores for lease or sale. Q: Why did Haggen affirm the lease on certain stores? A: The stores assumed are a part of core stores in the Northwest region that, according to Haggen, continue to generate strong cash flows. Haggen believes these assets will attract interest from other operators seeking a presence in those markets. Haggen is marketing the leaseholds of the 32-store core portfolio. FACT SHEET – HAGGEN TRANSACTION | NOVEMBER 30, 2015 Haggen – Chula Vista, CA Haggen – Carlsbad, CA

NYSE:SRC NYSE:SRC QUESTIONS & ANSWERS 4FACT SHEET – HAGGEN TRANSACTION | NOVEMBER 30, 2015 Q: Which stores were assumed, and by whom? Which stores were rejected? A: The list below portrays the current outcome of the 20 stores Spirit owns: Property Address 1. 450 N. Wilbur Ave., Walla Walla, WA 99362 2. 114. E Lauridsen Blvd., Port Angeles, WA 98632 3. 2222 NW Bucklin Hill Road, Silverdale, WA 98383 4. 19881 Highway 2, Monroe, WA 98272 5. 4300 NE 4th Street, Renton, WA 98059 6. 3075 Hilyard St., Eugene, OR 97405 7. 16200 SW Pacific Hwy., Tigard, OR 97224 8. 14300 SW Barrows Rd., Tigard, OR 97223 9. 16199 Boones Ferry Rd., Lake Oswego, OR 97035 10. 5038 W. Avenue N., Palmdale, CA 93551 11. 1500 N. H Street, Lompoc, CA 93436 12. 8200 El Camino Real, Atascadero, CA 93422 13. 7900 White Lane, Bakersfield, CA 93309 14. 30922 S. Pacific Coast Highway, Laguna Beach, CA 92651 15. 13439 Camino Canada, El Cajon, CA 92021 16. 7660 El Camino Real, Carlsbad, CA 92009 17. 360 E. H Street, Chula Vista, CA 91910 18. 5770 Lindero Canyon Rd., Westlake Village, CA 91362 19. 820 S. Rampart Blvd., Las Vegas, NV 89145 20. 11475 E. Via Linda, Scottsdale, AZ 85259 Sq. Ft. 60,026 47,388 56,026 52,576 60,473 33,720 50,666 50,408 39,928 58,033 47,850 57,744 42,791 34,478 56,731 50,689 37,196 53,417 63,128 59,395 Outcome Haggen Haggen Rejected Rejected Albertson’s Haggen Rejected Haggen Haggen Smart & Final Albertson’s Smart & Final Rejected Gelson’s Smart & Final Gelson’s Smart & Final Smart & Final Rejected Rejected Haggen – Laguna Beach, CA

NYSE:SRC NYSE:SRC QUESTIONS & ANSWERS 5 Q: How does Spirit view the value of their 20-store, $224 million investment after the entry of the order approving the Restructuring of the Master Lease? A: Spirit is pleased with the arrangement it was able to reach with the cooperation of the Debtor, the lenders and the committee of unsecured creditors in the bankruptcy. While it remains too early in the process to be precise, we reiterate our prior statements that we expect to recover a value substantially equivalent to the original investment. The superior credit profile of the new tenants combined with the recovery on the re-tenanting or sale of the rejected stores, as well as the claims negotiated for in exchange for the amendment of the Master Lease should yield this value. 14 of the 20 stores leased to Gelson's, Smart & Final, Albertson's and Haggen capture approximately $1.1 million of the $1.4 million of the monthly rental revenue from the original Master Lease. Spirit believes the improved tenancies will significantly improve the cap rates at which the stores would trade in today's market. While the total value of the claims received in the bankruptcy will not be known until their resolution, as stated above, Spirit expects that the value of these claims will be significant. Spirit does expect some interruption of rent during the sale or re-tenanting of the six remaining stores, but expects the impact to be mitigated by other terms of the settlement and the value created through the new tenancies. Q: When will the bankruptcy be resolved? A: Once new leases are executed, the new tenants will immediately take over the rent payments from the Debtor and begin paying Spirit directly. This is anticipated to occur quickly with no interruption of rent payments for the 14 assumed stores. While Spirit believes that certain proceedings relating to the determination of the value of the Debtors' estate may extend beyond the periods identified, the timelines set forth in the Debtors' filings provide for the bankruptcy to be substantially resolved by the end of Q1 2016. Q: How was Spirit compensated for agreeing to restructure its Master Lease and to permit the assignment and rejection of the respective stores? A: Spirit received a negotiated value of claims and cure payments in the bankruptcy proceedings as compensation for its agreement to restructure the Master Lease, and to permit the assumption and rejection of the respective stores discussed above. In light of the nature of the claims and the potential sources of creditor recovery in the case, Spirit expects that the claims received hold significant value. Q: Can you provide any details regarding the claims and cure payments that Spirit received? A: All outstanding and accrued tenant liabilities associated with the stores to be assumed by Gelson’s, Smart & Final, Albertson’s and Haggen are being cured by Debtor. Spirit is also receiving a lease rejection claim in the bankruptcy for outstanding tenant obligations as well as 15% of the remaining rents, projected taxes, insurance and maintenance under the lease for the six stores that were not assumed, consistent with the limitation on such claims under the bankruptcy code. Spirit is also receiving a negotiated value of claims in the bankruptcy for permitting the assignment of certain stores at below- market rents, a partial advance payment of its total claims, as well as the payment of its legal fees. Q: Is the settlement final? A: The bankruptcy court entered an order approving the Settlement Agreement under which Spirit agreed to the restructuring of the Master Lease on November 25, 2015. Under the bankruptcy code, the sale order may be appealed for up to 14 days following its entry. FACT SHEET – HAGGEN TRANSACTION | NOVEMBER 30, 2015 Haggen – El Cajon, CA

NYSE:SRC NYSE:SRC Statements contained in this fact sheet and any accompanying oral presentation by Spirit Realty Capital, Inc. (“Spirit” or the “Company”) that are not strictly historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with acquired properties, portfolios of properties, or interests in real-estate related entities, risks related to the relocation of our corporate headquarters to Dallas, Texas, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission from time to time, including Spirit’s Annual Report on Form 10-K. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD-LOOKING STATEMENTS 6 For Additional Information Mary Jensen Vice President Investor Relations (480) 315-6604 Haggen – Carlsbad, CA FORWARD-LOOKING LANGUAGE FACT SHEET – HAGGEN TRANSACTION | NOVEMBER 30, 2015